Exhibit 99.2

QuantumSi February 2021 Investor Presentation 1 ©2020 QuantumSi. All Rights Reserved | Confidential

Disclaimer This presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (“Business Combination”) between HighCape Capital Acquisition Corp. (“HighCape”) and Quantum-SI Incorporated (“Quantum-SI” or the “Company”). The information contained herein does not purport to be all-inclusive and none of HighCape, Quantum-SI, or any of their prospective affiliates, or any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. It is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. You should not construe the contents of this Presentation as investment, legal, business or tax advice. You should consult with your own counsel, financial advisor and tax advisor as to legal, business, financial, tax and related matters concerning the matters described herein. Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed Business Combination, HighCape intends to file a Registration Statement on Form S-4 (the “Registration Statement”), including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). HighCape’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Quantum-Si, HighCape, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of HighCape as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: info@HighCapeacquisition.com. Participants in the Solicitation HighCape and its directors and executive officers may be deemed participants in the solicitation of proxies from HighCape's stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in HighCape will be included in the proxy statement/prospectus for the proposed business combination, when available, and be available without charge at the SEC’s website at www.sec.gov, or by directing a request to: info@HighCapeacquisition.com. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Quantum-Si and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of HighCape in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed Business Combination. No Offer or Solicitation This presentation does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Reserved ©2021Quantum Si.Si l AlRights Rights Reserved | onfident 2 Confidential ia

Disclaimer (Continued)

Industry and Market Data

This presentation includes information and statistics regarding market participants in the sectors in which Quantum-Si competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. None of the information provided by the third-party sources has been independently verified. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners.

Forward-Looking Statements

Any investment in or purchase of any securities of HighCape is speculative and involves a high degree of risk and uncertainty. This document includes certain statements, estimates, targets, forward-looking statements, projected revenue and other projections (collectively, "forward-looking statements") that reflect assumptions made by the Company concerning anticipated future performance of the Company and its industry. Such forward-looking statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Such forward-looking statements are based on significant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability and contingencies, many of which are beyond the Company's control. Factors that could cause actual results to differ from these forward-looking statement include, but are not limited to, (i) general economic conditions; (ii) the inability to concurrently close the business combination and the private placement of common stock or due to failure to obtain approval of the stockholders of HighCape; (iii) the potential outcome of any legal proceedings that may be instituted against HighCape or the Company following the announcement of the Business Combination; (iv) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Business Combination; (v) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vi) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, retain its key employees and accurately forecast product demand; (vii) costs related to the Business Combination; (viii) changes in the applicable laws or regulations; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, (x) the effects and uncertainties created by the ongoing COVID-19 pandemic; (xi) the Company's limited operating history; (xii) changes in regulatory requirements and governmental incentives, competition, and other risks and uncertainties associated with the Company's research and development activities and anticipated commercial launch, including the Company's ability to keep pace with changing technology and customer requirements and its ability to develop and enhance its products; and (xiii) other risks and uncertainties indicated from time to time described in HighCape's registration on Form S-1, or the registration statement on Form S-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus relating to the Business Combination that will be filed with the SEC, including those under "Risk Factors" therein. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements.

©2021 QuantumSi. All Rights Reserved | Confidential

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Today's Presenters



John Stark
Chief Executive Officer

Two decades commercializing disruptive solutions in biotechnology genomics tools



Matt Dyer
Chief Business Officer

Decade of product management and commercialization of genomic technologies experience



Kieren Patel
Head of Product

Decade of experience managing life science product commercialization with patent law expertise



Kevin Rakin
Chairman
HighCape Capital Acquisition Corp.

Founding Partner of HighCape Capital, 30 years as both investor and CEO of public life science tools companies

©2021 QuantumSi. All Rights Reserved | Confidential

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HighCape Capital SPAC (Nasdaq: CAPAU)

HIGHCAPE CAPITAL

- Growth equity fund founded in 2013
- Partners have worked together for 20+ years
- Focused on revenue stage Life Science companies
- Completed $115M SPAC IPO in September 2020



Kevin Rakin | SPAC Chairman & CEO

Founding Partner of HighCape Capital, with 30+ years as both investor and CEO and/or Chairman for various private and public life science companies



Matt Zuga | SPAC Chief Financial Officer

Founding Partner of HighCape Capital, with 25+ years as a professional investor and banker in the life science industry

Transaction Rationale

- HighCape team has deep experience commercializing innovative Life Science products and preparing those companies for public markets
- Many HighCape Partners have experience in the molecular biology and genomics arena
- Members of HighCape and QSi have relationships covering >20 years

©2021 QuantumSi. All Rights Reserved | Confidential

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Transaction Sources and Uses

Sources	
QSI Rollover Equity	$887.8
HighCape Acquisition Corp Cash Held in Trust	$115.0[1]
PIPE Investment	$425.0
Total Sources	$1,427.8

Uses	
Equity Consideration to Existing Investors	$887.8
Cash to Balance Sheet	$514.2
Payment of Loan Payable	$1.8
Estimated Transaction Expenses	$24.0
Total Uses	$1,427.8

Pro Forma Valuation	
Share Price	$10.00
PF Shares Outstanding	146.1[2]
Equity Value	$1,460.7
+ Debt	$0.0[3]
- Pro Forma Cash	($536.2)[4]
Enterprise Value	$924.5
2023E Revenue	*$49.0*
EV / 2023E Revenue	*18.5X*

Illustrative Pro Forma Ownership



HighCape Public Shares, 11.5M | 7.9%
HighCape Sponsor Shares, 3.3M[6] | 2.2%
PIPE Investor Shares, 42.5M | 29.1%
Existing QSI Rollover Equity, 88.8M[5] | 60.8%

[1] Assumes no redemptions; [2] Estimated fully diluted shares outstanding based on (i) 135.6M common shares owned by: legacy QSI (78.3M), PIPE (42.5M), HighCape Public Shareholders (11.5M), and HighCape Sponsor Shares (3.3M), (ii) 10.7 options outstanding and available for grant held by legacy QSI and to be exercised using the treasury stock method as it relates to options outstanding (9.0M net), (iii) 1.5M JMR RSUs to be granted prior to close; and (iii) excluding 3.8M Public Warrants and 0.1M Private Placement Warrants, the effect of any option exercises or forfeitures since 02/01/21 and any newly authorized shares available for grant since 02/01/21 that are attributable to a new option plan to be adopted at closing; [3] Reflects estimated debt balance at 05/15/21; [4] Includes estimated pre-transaction cash balance of $22M at 05/15/21; [5] All shares of Series A Preferred of the Company would be exchanged in the Transaction into special voting stock carrying 20x voting power (and be otherwise identical to the Class A Common Stock issued in the IPO); [6] Includes 405,000 shares of sponsor risk capital, 90,000 shares of Independent Directors, and 696,250 shares that will be owned by Foresite Capital and will be covered by a document with Foresite Capital.

©2021 QuantumSi. All Rights Reserved | Confidential

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Driven by the Vision of an Innovative Founder



Dr. Jonathan M. Rothberg
Chairman and Founder

Education

Carnegie Mellon University

- B.S., Chemical Engineering, Option in Biomedical Engineering

Yale

M.S., M.Phil., Ph.D., Biology

Proteomics


Science


nature
Global yeast proteomics

Proteomics Pioneer

Serial Entrepreneur: 10+ Companies Founded

454 SEQUENCING	ion torrent	QuantumSi
2000	2007	2013
▪ First next-generation DNA sequencing	▪ First semiconductor chip for DNA sequencing	▪ First Semiconductor chip for Single molecule proteomics and protein sequencing.

Select Awards



National Medal of Technology & Innovation 2016

World Economic Forum's Technology Pioneer
(1st person to receive the award four times)

WORLD ECONOMIC FORUM Technology Pioneers

CBA Achievement Awards

CBA Brilliant Achievement Award
2011

DGKL Biochemical Analysis Prize
2011

DGKL Deutsche Gesellschaft für Klinische Chemie und Laboratoriumsmedizin e.V.



Connecticut Medal of Technology
2010

2004

ERNST & YOUNG ENTREPRENEUR OF THE YEAR

©2021 QuantumSi. All Rights Reserved | Confidential

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Digital Technologies Transform Markets DNA - What COULD happen... Protein - What IS happening... Immunoassay Analog Microarray Analog Sequence Digital Sequence Digital ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident 8 Confidentialia

Protein Sequencing - Better Therapy Development and Selection



What is there?



How much is there?


Y
pY

How has it been changed?

Better Biomarkers

>150k papers on protein biomarkers[1]

Better Therapies

90% of drugs target a protein[1]

[1]https://www.technologynetworks.com/proteomics/blog/using-protein-biomarkers-increases-the-chances-of-success-in-clinical-trials-329018

©2021 QuantumSi. All Rights Reserved | Confidential

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How We Revolutionize Proteomics for Research and Diagnostics Enabling protein sequencing 1 Digitizing a massive proteomics market 2 Capturing and expanding value 3 ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident Confidentialia 10

Enabling Single Molecule Proteomics with Moore’s Law Scalable Production Massively Parallel Single Molecule Resolution Consumable semiconductor chip Millions of measurements Single molecule detection ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident 11 Confidentialia

Our Chip Can See What Others Can’t - From DNA to Protein Protein Sequencing Detection DNA Sequencing L F I Y VA G W A R H Q T K CM ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident 12 Confidentialia

Universal Single Molecule Semiconductor - Research & Diagnostics Protein Sequencing Digital Analyte Testing DNA Sequencing ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident 13 Confidentialia

End-to-End Solution for Research and Diagnostics Sample Prep Detection & Sequencing Analysis Carbon Platinum Atto Cloud ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident 14 Confidentialia

Massively Parallel Real-Time Protein Sequencing ..FLYT.. Sample Prep Detection & Sequencing Carbon Platinum Atto See mutations driving disease ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident Confidentialia 15

Faster, Simpler, Data Analysis Data Management Fleet Management Reference Management Analysis Cloud User Management Multi-tenancy Integrated Support ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident Confidentialia 16

Differentiated Platform and Substantial IP Moat Intellectual Property 100+ issued patents 450+ pending applications Research & Development $180M invested Manufacturing Scalable manufacturing capacity Trade Secrets Enhanced capabilities / performance ©2021 Quantum Si.Si lAl RightsRightsReservedReserved | onfident Confidentialia 17

Scalable Platform Powered by Moore's Law



Carbon Platinum QSI Cloud

- Sample preparation
- Protein identification, quantitation & sequencing
- Automated analysis



Scaling to Whole Proteomes

- Increased throughput
- Additional applications
- Additional content



Atto

- Low-cost instrument
- Path to home testing

2021 → 2022-2023 → 2024+







Moore's Law Improvements

- Increasing capacity of chips to expand applications
- Enhanced accuracy, coverage and speed

©2021 Quantum Si. All Rights Reserved | Confidential

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Uniquely Positioned to Lead the Proteomics Revolution Sample Preparation I Single Molecule I Massively Parallel I I Protein Identification I I Protein Quantitation I I Protein Sequencing Quantum-Si is a platform and ecosystem 19 ©2021 Quantum Si. All Rights Reserved | Confidential

$21 Billion Beachhead Market Primed for Digital Disruption

Legacy Proteomics

$5B (2020) 9% CAGR

Pharmaceutical and Academic Research Centers

>16,000

Mass Spectrometer Installations for Proteomics

Genomics

$800M (2020) 9% CAGR

Basic Research, Discovery and Emerging Clinical Application

>17,000

Benchtop Sequencing Installations

Analyte Testing

$15B (2020) 3% CAGR

Health Care Centers and Diagnostic Applications

>20,000

Protein Analyzer Installations

Data collected from SDI Global Report 2020 and Cowen Equity Research Life Science tools Kit 12th Edition.

©2021 Quantum Si. All Rights Reserved | Confidential

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Immediate and Growing Needs of $36 Billion Market Technology Drivers of Growth Simplicity and cost of entry Scale and unbiased detection Sensitivity and specificity Market Needs Novel discoveries & clinical insights Better insights into disease DNA, Protein, Metabolites 21 ©2021 Quantum Si. All Rights Reserved | Confidential Basic and Discovery Applications Translational Research Clinical Diagnostics Industrial Applications

Accelerating Efforts of Early Adopters in Research and the Clinic Our Platform Provides: Discovery, drug screening, testing, therapy selection, monitoring Immune Profiling (Example Panel) Simplicity: No experience required Accessibility: Low entry cost Performance: Single molecule, up to 50 targets Confidence: Unbiased detection IL2 IL4 IL5 IL10 IL12R1 IL13 TNFA IFNG CSF2 Our platform is for Pharma/biotech, and research institutions Who value: Ease, flexibility, discovery To accomplish: Immune-related experiments By studying: Pathway, interactomes 22

Proven, Stepwise Approach, with Customers we Know

Today:

- Demonstration of workflow
- Production of chips and instruments
- Optimization of assay



$186M+
Revenue
Develop
Key Influencers
Drive
Adoption & Revenue
Develop
New Applications
Expand
User Base
Early Access
Initial Launch
Product Updates
Portfolio Expansion
Consumables
Devices
2021
2025

©2021 Quantum Si. All Rights Reserved | Confidential

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Validated Business Model: Complete Solution and Proven Benchmarks

Hardware: >5,000 placements by 2025

Large clinical market

Low cost of entry and ownership

100k+ Estimated global mass spectrometer users

Consumables: 50 - 100 runs / year / device

Flexible kit options

Low cost per run

~$45K Average yearly consumable spend per MiSeq placement

Content: Open and focused

Pre-configured panels and novel assay tools

Virtuous loop for utilization

100M+ Immunoassays performed per year globally



Hardware
Content
Consumables

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Vertical Integration Captures Value Total Install Base Instruments Easy Adoption >5k install base by 2025 Excellent Margins Gross margin target >70% Revenues $ Millions Adjusted EBITDA Positive FY 2026 Gross Margin 65% 65% 69% 71% ©2021 Quantum Si. All Rights Reserved | Confidential

Upside for Quantum-Si and Our Investors

Illumina

Revenues
$ Millions



400
300
200
100
0
$17
$50
$103
$180
$325
1
2
3
4
5

$60BN+ Market Cap Today[1]

- 2006 launch
- Leveraged foothold in the genomics market

10X Genomics

Revenues
$ Millions



300
200
100
0
$6
$34
$71
$146
$246
1
2
3
4
5

$18BN+ Market Cap Today[1]

- 2016 launch
- Leveraged the Single-Cell Atlas program and Illumina footprint

Seer

Pre-commercial

$3.5BN+ Market Cap Today[1]

- 2020 IPO
- 2022 anticipated commercial launch[2]

[1]As of market close on Friday, January 29 2021
[2]https://www.genomeweb.com/proteomics-protein-research/seer-using-310m-fundraise-prep-broad-commercial-launch-proteomic

©2021 Quantum Si. All Rights Reserved | Confidential

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Proven Team, Clear Mission, Driven to Succeed


Jonathan Rothberg
Executive Chairman


John Stark
Chief Executive Officer


Elizabeth Whayland
Acting Chief Financial Officer


Matt Dyer
Chief Business Officer


Mike McKenna
Chief Operations Officer


Todd Rearick
Chief Technology Officer


Christian LaPointe
General Counsel


Brian Reed
Head of Research


Faisal Ahmad
Head of Optical Devices


Gerard Schmid
Head of Chip Manufacturing


Kieren Patel
Head of Product


Lindsay Thompson
Acting Head of People


Mel Davey
Head of Software


Mike Ferrigno
Head of Hardware

affymetrix | 454 SEQUENCING | illumina | ion torrent

Team: 70+
Founded: 2013

©2021 QuantumSi. All Rights Reserved | Confidential

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Pioneering Next Generation Single Molecule Sequencing To commercialize single-molecule proteomics platform powered by a first of its kind semiconductor chip, over 5501 issued patents and pending patent applications Positioned to expand and bring into the digital era a $36B2 legacy proteomics research and diagnostic market Seasoned team responsible for driving adoption of DNA sequencing is poised to successfully drive protein sequencing 1Over 100 issued patents and 450 pending patent applications across 125 patent families 2Data collected from SDI Global Report 2020 and Cowen Equity Research Life Science tools Kit 12th Edition. ©2021 Quantum Si.Si All RightsRightsReservedReserved | onfident 28 Confidential ia

OQuantum Si 0 QuantumSi ©2020 Quantum Si. All Rights Reserved | Confidential www.quantum-si.com Thank you! 0 r